Exhibit 99.1

News from AEP

MEDIA CONTACT:	ANALYSTS CONTACT:
Melissa McHenry	Darcy Reese
Managing Director, External Communications	Managing Director, Investor Relations
614/716-1120	614/716-2614

FOR IMMEDIATE RELEASE

AEP REPORTS STRONG 2019 EARNINGS

•	Year-end 2019 earnings of $3.89 per share GAAP

•	Full-year operating earnings of $4.24 per share, at upper end of increased guidance range

•	Fourth-quarter 2019 earnings of $0.31 per share GAAP and $0.60 per share operating

•	Company reaffirms 2020 operating earnings guidance range of $4.25 to $4.45 per share and long-term operating earnings growth rate of 5% to 7%

AMERICAN ELECTRIC POWER
Preliminary, unaudited results

	Fourth Quarter ended December 31			Year-to-date ended December 31
	2019	2018	Variance	2019	2018	Variance
Revenue ($ in billions):	3.6	3.8	(0.2)	15.6	16.2	(0.6)
Earnings (Loss) ($ in millions):
GAAP	153.5	363.4	(209.9)	1,921.1	1,923.8	(2.7)
Operating (non-GAAP)	294.1	354.4	(60.3)	2,094.8	1,945.0	149.8
EPS ($):
GAAP	0.31	0.74	(0.43)	3.89	3.90	(0.01)
Operating (non-GAAP)	0.60	0.72	(0.12)	4.24	3.95	0.29
EPS based on 494mm shares 4Q 2019, 493mm shares 4Q 2018, 494mm shares YTD 2019 and 493mm shares YTD 2018.

COLUMBUS, Ohio, Feb 20, 2020 - American Electric Power (NYSE: AEP) today reported fourth-quarter 2019 earnings, prepared in accordance with Generally Accepted Accounting Principles (GAAP), of $154 million or $0.31 per share, compared with GAAP earnings of $363 million or $0.74 per share in fourth-

quarter 2018. Operating earnings for fourth-quarter 2019 were $294 million or $0.60 per share, compared with operating earnings of $354 million or $0.72 per share in fourth-quarter 2018. Operating earnings is a non-GAAP measure representing GAAP earnings excluding special items.
The difference between fourth-quarter 2019 GAAP and operating earnings was largely due to the expensing of previously retired coal generation assets in Virginia, the recently filed settlement in the Texas base rate case and the Conesville Plant impairment.
Year-end 2019 GAAP earnings were $1.921 billion or $3.89 per share, compared with GAAP earnings of $1.924 billion or $3.90 per share for year-end 2018. Year-end 2019 operating earnings were $2.095 billion or $4.24 per share, compared with operating earnings of $1.945 billion or $3.95 per share for year-end 2018.
The difference between year-end 2019 GAAP and operating earnings largely was driven by severance charges related to announced plant closures, the Conesville Plant impairment, expensing of previously retired coal generation assets in Virginia and the recently filed settlement in the Texas base rate case.
A full reconciliation of GAAP earnings to operating earnings for the quarter and year-to-date is included in the tables at the end of this news release.
“Our long-term focus on strategic investments to enhance service for our customers and support a clean energy future continues to contribute to our strong earnings performance and allows us to deliver solid shareholder value. In 2019, AEP delivered a total shareholder return of 30.5%, exceeding the 27.5% total return for the S&P 500 Electric Utilities Index,” said Nicholas K. Akins, AEP chairman, president and chief executive officer.
“We’ve made significant progress in expanding our portfolio of clean energy resources, and the investments we made in our contracted renewables business in 2019 already are contributing positively to earnings. We also recently signed a long-term power purchase agreement for the output from our new, 128-megawatt contracted wind project under development in Kansas.
“Support for our North Central wind projects is growing with settlement agreements filed in Oklahoma and Arkansas. We’re working diligently to obtain regulatory approvals over the next few months so that our Southwestern Electric Power Company and Public Service Company of Oklahoma customers can benefit from the clean energy and cost savings these projects will provide,” Akins said.
“More than 75% of our capital investments are focused on our wires businesses to enhance service for our customers, including critical transmission investments to replace aging equipment and ensure that we can maintain a reliable, resilient grid. The Transmission Holding Co. business contributed $1.05 per share to earnings in 2019, an increase of 30 cents. Net plant assets in our Transmission Holding Co. business grew $1.5 billion in 2019, an increase of 18%,” Akins said.
“We ended 2019 at the top end of our increased operating earnings guidance range, driven by our performance across our regulated and competitive businesses. That performance was more than sufficient to offset a 0.8% decline in weather normalized sales year over year. We’re projecting load to improve in 2020 as several new industrial expansions are slated to come online, and we’re seeing signs of improvement overall in global economic conditions,” Akins said.

SUMMARY OF RESULTS BY SEGMENT
$ in millions

GAAP Earnings	4Q 19	4Q 18	Variance	YTD 19	YTD 18	Variance
Vertically Integrated Utilities (a)	64.3	138.3	(74.0)	982.0	990.5	(8.5)
Transmission & Distribution Utilities (b)	29.4	142.8	(113.4)	451.0	527.4	(76.4)
AEP Transmission Holdco (c)	111.5	91.5	20.0	516.3	369.9	146.4
Generation & Marketing (d)	(26.7)	73.0	(99.7)	112.8	135.3	(22.5)
Corporate and Other	(25.0)	(82.2)	57.2	(141.0)	(99.3)	(41.7)
Total GAAP Earnings (Loss)	153.5	363.4	(209.9)	1,921.1	1,923.8	(2.7)

Operating Earnings (non-GAAP)	4Q 19	4Q 18	Variance	YTD 19	YTD 18	Variance
Vertically Integrated Utilities (a)	136.5	130.5	6.0	1,072.1	985.8	86.3
Transmission & Distribution Utilities (b)	71.0	132.1	(61.1)	492.8	518.7	(25.9)
AEP Transmission Holdco (c)	111.5	91.5	20.0	516.4	370.3	146.1
Generation & Marketing (d)	0.1	35.2	(35.1)	148.9	139.8	9.1
Corporate and Other	(25.0)	(34.9)	9.9	(135.4)	(69.6)	(65.8)
Total Operating Earnings (non-GAAP) (Loss)	294.1	354.4	(60.3)	2,094.8	1,945.0	149.8

A full reconciliation of GAAP earnings to operating earnings is included in tables at the end of this news release.

a.	Includes AEP Generating Co., Appalachian Power, Indiana Michigan Power, Kentucky Power, Kingsport Power, Public Service Co. of Oklahoma, Southwestern Electric Power Co. and Wheeling Power

b.	Includes Ohio Power and AEP Texas

c.	Includes wholly-owned transmission-only subsidiaries and transmission-only joint ventures

d.	Includes AEP OnSite Partners, AEP Renewables, competitive generation in ERCOT and PJM as well as marketing, risk management and retail activities in ERCOT, PJM and MISO

EARNINGS GUIDANCE
Management reaffirms its 2020 operating earnings guidance range of $4.25 to $4.45 per share. Operating earnings could differ from GAAP earnings for matters such as impairments, divestitures or changes in accounting principles. AEP management is not able to forecast if any of these items will occur or any amounts that may be reported for future periods, therefore, AEP is not able to provide a corresponding GAAP equivalent for earnings guidance.

WEBCAST
AEP’s quarterly discussion with financial analysts and investors will be broadcast live over the internet at 9 a.m. Eastern today at http://www.aep.com/webcasts. The webcast will include audio of the discussion and visuals of charts and graphics referred to by AEP management. The charts and graphics will be available for download at http://www.aep.com/webcasts.
AEP’s earnings are prepared in accordance with accounting principles generally accepted in the United States and represent the company’s earnings as reported to the Securities and

Exchange Commission. The company’s operating earnings, a non-GAAP measure representing GAAP earnings excluding special items as described in the news release and charts, provide another representation for investors to evaluate the performance of the company’s ongoing business activities. AEP uses operating earnings as the primary performance measurement when communicating with analysts and investors regarding its earnings outlook and results. The company uses operating earnings data internally to measure performance against budget, to report to AEP’s Board of Directors and also as an input in determining performance-based compensation under the company’s employee incentive compensation plans.
American Electric Power, based in Columbus, Ohio, is focused on building a smarter energy infrastructure and delivering new technologies and custom energy solutions to our customers. AEP’s approximately 18,000 employees operate and maintain the nation’s largest electricity transmission system and more than 219,000 miles of distribution lines to efficiently deliver safe, reliable power to nearly 5.4 million regulated customers in 11 states. AEP also is one of the nation’s largest electricity producers with approximately 31,000 megawatts of diverse generating capacity, including more than 5,200 megawatts of renewable energy. AEP’s family of companies includes utilities AEP Ohio, AEP Texas, Appalachian Power (in Virginia and West Virginia), AEP Appalachian Power (in Tennessee), Indiana Michigan Power, Kentucky Power, Public Service Company of Oklahoma, and Southwestern Electric Power Company (in Arkansas, Louisiana, east Texas and the Texas Panhandle). AEP also owns AEP Energy, AEP Energy Partners, AEP OnSite Partners, and AEP Renewables, which provide innovative competitive energy solutions nationwide. For more information, visit aep.com.

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This report made by American Electric Power and its Registrant Subsidiaries contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although AEP and each of its Registrant Subsidiaries believe that their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are: changes in economic conditions, electric market demand and demographic patterns in AEP service territories; inflationary or deflationary interest rate trends; volatility in the financial markets, particularly developments affecting the availability or cost of capital to finance new capital projects and refinance existing debt; the availability and cost of funds to finance working capital and capital needs, particularly during periods when the time lag between incurring costs and recovery is long and the costs are material; decreased demand for electricity; weather conditions, including storms and drought conditions, and AEP’s ability to recover significant storm restoration costs; the cost of fuel and its transportation, the creditworthiness and performance of fuel suppliers and transporters and the cost of storing and disposing of used fuel, including coal ash and spent nuclear fuel; the availability of fuel and necessary generating capacity and the performance of AEP’s generating plants; AEP’s ability to recover fuel and other energy costs through regulated or competitive electric rates; AEP’s ability to build or acquire renewable generation, transmission lines and facilities (including the ability to obtain any necessary regulatory approvals and permits) when needed at acceptable prices and terms and to recover those costs; new legislation, litigation and government regulation, including oversight of nuclear generation, energy commodity trading and new or heightened requirements for reduced emissions of sulfur, nitrogen, mercury, carbon, soot or particulate matter and other substances that could impact the continued operation, cost recovery, and/or profitability of AEP’s generation plants and related assets; evolving public perception of the risks associated with fuels used before, during and after the generation of electricity, including coal ash and nuclear fuel; timing and resolution of pending and future rate cases, negotiations and other regulatory decisions, including rate or other recovery of new investments in generation, distribution and transmission service and environmental compliance; resolution of litigation; AEP’s ability to constrain operation and maintenance costs; prices and demand for power generated and sold at wholesale; changes in technology, particularly with respect to energy storage and new, developing, alternative or distributed sources of generation; AEP’s ability to recover through rates any remaining unrecovered investment in generation units that may be retired before the end of their previously projected useful lives; volatility and changes in markets for coal and other energy-related commodities, particularly changes in the price of natural gas; changes in utility regulation and the allocation of costs within regional transmission organizations, including ERCOT, PJM and SPP; changes in the creditworthiness of the counterparties with whom AEP has contractual arrangements, including participants in the energy trading market; actions of rating agencies, including changes in the ratings of AEP debt; the impact of volatility in the capital markets on the value of the investments held by AEP’s pension, OPEB, captive insurance entity and nuclear decommissioning trust and the impact of such volatility on future funding requirements; accounting standards periodically issued by accounting standard-setting bodies; other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes, naturally occurring and human-caused fires, cyber security threats and other catastrophic events; and the ability to attract and retain the requisite work force and key personnel.

American Electric Power

Financial Results for the Fourth Quarter of 2019
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2019
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		64.3	29.4	111.5	(26.7)	(25.0)	153.5	$0.31

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	2.3	—	2.3	$0.01
Severance Charges	(b)	(1.2)	—	—	—	—	(1.2)	—
Previously Retired Coal Generation Assets	(c)	73.4	—	—	—	—	73.4	0.15
Conesville Impairment	(c)	—	—	—	24.5	—	24.5	0.05
Texas Base Rate Case	(d)	—	41.6	—	—	—	41.6	0.08
Total Special Items		72.2	41.6	—	26.8	—	140.6	$0.29

Operating Earnings (non-GAAP) (Loss)		136.5	71.0	111.5	0.1	(25.0)	294.1	$0.60

Financial Results for the Fourth Quarter of 2018
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2018
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		138.3	142.8	91.5	73.0	(82.2)	363.4	$0.74

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	0.3	—	0.3	—
Impairment of Certain Merchant Generation Assets	(b)	—	—	—	9.2	—	9.2	0.02
Effects of Federal Tax Reform	(e)	(7.8)	(10.7)	—	—	—	(18.5)	(0.04)
Tax Sharing - Parent Savings Allocation of Capital Loss	(e)	—	—	—	(47.3)	47.3	—	—
Total Special Items		(7.8)	(10.7)	—	(37.8)	47.3	(9.0)	$(0.02)

Operating Earnings (non-GAAP) (Loss)		130.5	132.1	91.5	35.2	(34.9)	354.4	$0.72

(a)	Reflected in Revenues and Income Tax Expense

(b)	Reflected in Other Operation Expenses and Income Tax Expense

(c)	Reflected in Asset Impairments and Other Related Charges and Income Tax Expense

(d)	Reflected in Revenues, Asset Impairments and Other Related Charges, Interest Expense and Income Tax Expense

(e)	Reflected in Income Tax Expense

American Electric Power
Summary of Selected Sales Data
Regulated Connected Load
(Data based on preliminary, unaudited results)

	Three Months Ended December 31
ENERGY & DELIVERY SUMMARY	2019	2018	Change

Vertically Integrated Utilities
Retail Electric (in millions of kWh)
Residential	7,574	7,803	(2.9)%
Commercial	5,656	5,753	(1.7)%
Industrial	8,719	8,973	(2.8)%
Miscellaneous	568	568	—%
Total Retail	22,517	23,097	(2.5)%

Wholesale Electric (in millions of kWh) (a)	3,596	5,526	(34.9)%

Total KWHs (in millions)	26,113	28,623	(8.8)%

Transmission & Distribution Utilities
Retail Electric (in millions of kWh)
Residential	5,793	5,888	(1.6)%
Commercial	5,949	5,816	2.3%
Industrial	5,797	6,136	(5.5)%
Miscellaneous	184	186	(1.1)%
Total Retail (b)	17,723	18,026	(1.7)%

Wholesale Electric (in millions of kWh) (a)	804	606	32.7%

Total KWHs (in millions)	18,527	18,632	(0.6)%

(a)	Includes Off-System Sales, Municipalities and Cooperatives, Unit Power, and Other Wholesale Customers

(b)	Represents energy delivered to distribution customers

American Electric Power

Financial Results for Year-to-Date 2019
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2019
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		982.0	451.0	516.3	112.8	(141.0)	1,921.1	$3.89

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	5.9	—	5.9	$0.01
Severance Charges	(b)	16.7	0.2	0.1	(0.1)	0.5	17.4	0.04
Acquisition Fees	(b)	—	—	—	5.8	5.1	10.9	0.02
Previously Retired Coal Generation Assets	(c)	73.4	—	—	—	—	73.4	0.15
Conesville Impairment	(c)	—	—	—	24.5	—	24.5	0.05
Texas Base Rate Case	(d)	—	41.6	—	—	—	41.6	0.08
Total Special Items		90.1	41.8	0.1	36.1	5.6	173.7	$0.35

Operating Earnings (non-GAAP) (Loss)		1,072.1	492.8	516.4	148.9	(135.4)	2,094.8	$4.24

Financial Results for Year-to-Date 2018
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2018
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		990.5	527.4	369.9	135.3	(99.3)	1,923.8	$3.90

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	0.7	—	0.7	—
Severance Charges	(b)	3.1	2.0	0.4	14.2	0.2	19.9	0.04
Impairment of Certain Merchant Generation Assets	(c)	—	—	—	36.9	—	36.9	0.08
Effects of Kentucky Tax Law	(e)	—	—	—	—	(17.8)	(17.8)	(0.03)
Effects of Federal Tax Reform	(e)	(7.8)	(10.7)	—	—	—	(18.5)	(0.04)
Tax Sharing - Parent Savings Allocation of Capital Loss	(e)	—	—	—	(47.3)	47.3	—	—
Total Special Items		(4.7)	(8.7)	0.4	4.5	29.7	21.2	$0.05

Operating Earnings (non-GAAP) (Loss)		985.8	518.7	370.3	139.8	(69.6)	1,945.0	$3.95

(a)	Reflected in Revenues and Income Tax Expense

(b)	Reflected in Other Operation Expenses and Income Tax Expense

(c)	Reflected in Asset Impairments and Other Related Charges and Income Tax Expense

(d)	Reflected in Revenues, Asset Impairments and Other Related Charges, Interest Expense and Income Tax Expense

(e)	Reflected in Income Tax Expense

American Electric Power
Summary of Selected Sales Data
Regulated Connected Load
(Data based on preliminary, unaudited results)

	Twelve Months Ended December 31
ENERGY & DELIVERY SUMMARY	2019	2018	Change

Vertically Integrated Utilities
Retail Electric (in millions of kWh)
Residential	32,359	33,908	(4.6)%
Commercial	23,839	24,452	(2.5)%
Industrial	35,252	35,730	(1.3)%
Miscellaneous	2,302	2,330	(1.2)%
Total Retail	93,752	96,420	(2.8)%

Wholesale Electric (in millions of kWh) (a)	20,090	22,682	(11.4)%

Total KWHs (in millions)	113,842	119,102	(4.4)%

Transmission & Distribution Utilities
Retail Electric (in millions of kWh)
Residential	26,407	27,042	(2.3)%
Commercial	25,018	24,877	0.6%
Industrial	23,289	23,908	(2.6)%
Miscellaneous	779	760	2.5%
Total Retail (b)	75,493	76,587	(1.4)%

Wholesale Electric (in millions of kWh) (a)	2,335	2,441	(4.3)%

Total KWHs (in millions)	77,828	79,028	(1.5)%

(a)	Includes Off-System Sales, Municipalities and Cooperatives, Unit Power, and Other Wholesale Customers.

(b)	Represents energy delivered to distribution customers.